[GRAPHICS OMITTED]

                         CREDIT SUISSE ASSET MANAGEMENT

                                     ANNUAL
                                     REPORT
                                OCTOBER 31, 2000

                     CREDIT SUISSE INSTITUTIONAL FUND, INC.

                         (BULLET) JAPAN GROWTH PORTFOLIO

More complete information about the Fund and the Portfolio, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Institutional Funds are
advised  by  Credit  Suisse  Asset  Management,   LLC.

FROM TIME TO TIME, THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.


INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.


THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2000; THESE VIEWS AND HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

CREDIT  SUISSE  INSTITUTIONAL FUND, INC.-- JAPAN GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT-- OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                December 6, 2000
Dear Shareholder:

   For the 12 months ended October 31, 2000, Credit Suisse Institutional Fund--Japan Growth Portfolio (the "Portfolio") had a loss of 39.83%, vs. a loss of 15.14% for the U.S.-dollar-denominated Tokyo Stock Exchange Index. In light of the current state of the Japanese market, the Portfolio's performance may be further adversely affected for periods after October 31, 2000.

   The period was a negative one for Japanese stocks. The market initially rallied, capping a very positive 1999, with technology and Internet-related names accounting for the bulk of the gains. However, as 2000 progressed, the market turned down and the previously favored high-tech names fell stunningly out of favor. Investors, already skeptical about Japan's economic recovery, were quick to take profits on any negative news, for example, revenue shortfalls that were announced by leading Japanese Internet companies. The situation worsened over the March-through-May span amid a global selloff in technology and telecommunications stocks. This "Nasdaq contagion" lowered investors' tolerance for risk in general while hampering a dominant market sector in Japan. Over the latter part of the period, Japan's market had occasional rallies that proved to be false starts.

   It was obviously a very disappointing year for the Portfolio and its shareholders. The downturn in the technology stocks that we continued to focus on weighed heavily on the Portfolio's return, and resulted in the Portfolio surrendering a large part of the gain it generated in 1999. Certain Internet-related holdings proved to be particular liabilities for the 12 months. The Portfolio's poor performance for the period notwithstanding, we remain committed to investing in companies that we believe represent the best of a "new Japanese economy." We define these as companies well-positioned to benefit from the spread of a Western management philosophy in Japan combined with rising levels of information-technology commitments.

   In terms of sector focus, we continued to emphasize the software, communications and electronic-component areas. We believe these companies have good long-term prospects, driven by such trends as increased computer demand within Japan and the accelerating usage of Internet and wireless communications globally.

   We also maintained a large position in the financial-services sector, where a number of companies stand to gain from Japan's expanding equity culture. Such a culture is becoming a top priority due to extensive underfunded pension liabilities. Over time, and with an eye on retirement, more and more Japanese investors are likely to shift from safe, but low-yielding bonds in

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
ANNUAL  INVESTMENT  ADVISER'S  REPORT  --  OCTOBER  31,  2000  (CONT'D)
--------------------------------------------------------------------------------

favor of equities, a lucrative area for asset-management companies. In addition, Japan continues to see an acceleration of merger and acquisition activity and the growth of venture financing, two developments driving demand for financial-services companies here.

   Going forward, we believe that certain positive catalysts can help Japan's market to right itself. Japan's economic recovery, in our view, remains on track and has good potential to deliver better-than-expected news in the long-term. Recent encouraging data include an upturn in Gross Domestic Product ("GDP"), good industrial production growth and the ongoing creation of new jobs. And recent TANKAN surveys (conducted by the Bank of Japan) indicate that Japanese manufacturers have become more optimistic.

   Another encouraging development is the above-noted growth of information-technology ("IT") expenditures in Japan. We believe this will be the true engine pulling the economy forward, as opposed to government spending programs, which can aid consumption but have little overall long-term positive impact. Based on our extensive contact with Japanese managements, we believe the commitment to IT capital will remain substantial, helping to boost productivity and profits as it has in the U.S.

   Of course, certain factors could continue to restrain Japan's equity market, at least over the near term. Many investors, in particular foreign (i.e., non-Japanese) investors, could remain concerned that Japan's economic rebound will prove temporary. Some of this concern is understandable, especially in the wake of the Bank of Japan's surprise interest-rate hike in August. News of bankruptcies--including the collapse of a major Japanese retailer this summer--has no doubt contributed to the skepticism.

   But all told, we believe that investor attention to Japan could well increase heading into next year, especially given the compelling valuations stocks here currently offer. Most Japanese equities were well below their historic highs even at the end of last year's strong rally. Now, many are trading at very compelling prices, especially as measured by price-to-book values. We believe that this could draw renewed investor interest in Japan, provided that the overall mix of economic and profit news remains encouraging.

   Exactly how much good news is required to rekindle interest in Japan as an asset class is uncertain. Foreign investors--the source of selling pressure in Japan this year--may remain on the sidelines until Japan logs two or three more quarters of GDP growth, for example, or until sentiment improves in the technology sector. In any event, when foreign investors do return to Japan, the impact could be substantial. Japan remains the world's second-largest economy, and stands to account for a much larger, proportionate

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
ANNUAL INVESTMENT  ADVISER'S REPORT -- OCTOBER 31, 2000  (CONT'D)
--------------------------------------------------------------------------------

share of global portfolios once investors become more confident in the market. As ever, we will continue to focus on those companies we believe have the brightest long-term prospects.

P. Nicholas Edwards                        Todd Jacobson
Co-Portfolio Manager                       Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN JAPAN, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND. THESE ARE DETAILED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 2000 (CONT'D)
--------------------------------------------------------------------------------

                  GROWTH OF $10,000 INVESTED IN WARBURG PINCUS
               INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
                     SINCE INCEPTION AS OF OCTOBER 31, 2000

   The graph below illustrates a hypothetical investment of $10,000 in Credit Suisse Institutional Fund, Inc. -- Japan Growth Portfolio (the "Portfolio") from October 31, 1997 (inception) to October 31, 2000, compared to the U.S.-dollar-denominated Tokyo Stock Exchange Index ("Topix")1 for the same time period. Past performance does not predict future results.

                               [GRAPHICS OMITTED]


           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Average Total Returns for periods ended 10/31/00

                                         Since Inception
             1 year         3 year         (10/31/97)
             -39.83%        19.35%           19.31%

                       Portfolio           Topix
10/31/97              $10,000.00        $10,000.00
11/1/97                 9,850.00          9,247.00
12/1/97                 9,488.51          8,523.88
1/1/98                 10,457.30          9,435.77
2/1/98                 10,427.00          9,514.28
3/1/98                 10,346.70          8,873.20
4/1/98                 10,599.10          8,756.52
5/1/98                 10,356.40          8,345.84
6/1/98                 10,154.50          8,399.84
7/1/98                 10,982.00          8,288.79
8/1/98                 10,114.50          7,436.70
9/1/98                  9,569.29          7,281.28
10/31/98                9,216.19          8,448.47
11/1/98                10,498.20          8,850.61
12/1/98                10,318.70          9,176.32
1/1/99                 11,337.40          9,222.20
2/1/99                 11,907.90          9,002.71
3/1/99                 13,965.60         10,212.70
4/1/99                 15,493.60         10,698.80
5/1/99                 14,882.30         10,219.50
6/1/99                 19,181.00         11,233.30
7/1/99                 21,361.80         12,379.10
8/1/99                 24,062.00         12,772.70
9/1/99                 26,874.80         13,610.60
10/31/99               28,261.60         14,419.10
11/1/99                33,741.50         15,464.40
12/1/99                39,200.90         16,205.20
1/1/00                 35,359.20         15,373.90
2/1/00                 38,771.30         15,083.30
3/1/00                 32,343.00         16,041.10
4/1/00                 29,034.40         14,720.90
5/1/00                 23,590.40         13,652.20
6/1/00                 24,522.20         14,528.60
7/1/00                 20,292.20         12,814.30
8/1/00                 23,191.90         13,707.40
9/1/00                 20,302.20         13,170.10
10/31/00               17,003.10         12,236.30

                                                                  Portfolio
                                                                  ---------
1 Year Total Return (9/30/99 to 9/30/00) .......................   -24.46%

Average Annual Total Return Since Inception
(10/31/97 to 9/30/00) ..........................................    27.43%

----------
1 The Topix is an unmanaged capitalization-weighted index (with no defined investment objective) designed to reflect the general movement of the Japanese stock market. The index consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES        VALUE
                                                       ------      ----------
COMMON STOCKS (98.8%)
COMMERCIAL SERVICES & SUPPLIES (1.3%)
    Trans Cosmos, Inc.                                    350      $   25,292
                                                                   ----------
COMMUNICATIONS EQUIPMENT (7.6%)
    Yozan, Inc.1                                            3         142,875
                                                                   ----------
COMPUTERS AND PERIPHERALS (4.7%)
    Itochu Techno-Science Corp.                           200          47,515
    Fujitsu, Ltd.                                       2,350          41,840
                                                                   ----------
                                                                       89,355
                                                                   ----------
DIVERSIFIED FINANCIALS (15.0%)
    Daiwa Securities Group, Inc.                        7,830          86,700
    Nomura Securities Co., Ltd.                         4,700          99,651
    Orix Corp.                                            820          85,991
    Shohkoh Fund & Co., Ltd.                              120           9,847
                                                                   ----------
                                                                      282,189
                                                                   ----------
DIVERSIFIED TELECOMMUNICATION SERVICES (8.6%)
    Japan Telecom Co., Ltd.                                 8         161,192
                                                                   ----------
ELECTRICAL EQUIPMENT (13.0%)
    Furukawa Electric Co., Ltd.                         3,910         102,776
    Megachips Corp.                                     1,170          45,970
    Kyocera Corp.                                         740          96,239
                                                                   ----------
                                                                      244,985
                                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES (3.4%)
    Hoya Corp.                                            780          64,437
                                                                   ----------
HOUSEHOLD DURABLES (6.5%)
    Sony Corp.                                          1,530         122,191
                                                                   ----------
INTERNET SOFTWARE AND SERVICES (6.0%)
    Internet Intitiative Japan, Inc. ADR1                 860          21,500
    Softbank Corp.                                      1,530          91,783
                                                                   ----------
                                                                      113,283
                                                                   ----------
IT CONSULTING AND SERVICES (4.8%)
    Fujitsu Support & Service, Inc.                       740          89,868
                                                                   ----------
LEISURE EQUIPMENT AND PRODUCTS (3.1%)
    Nintendo Co., Ltd.                                    350          57,860
                                                                   ----------
MEDIA (1.2%)
    Kadokawa Shoten Publishing Co., Ltd.                  200           6,558
    Kadokawa Shoten Publishing Co., Ltd. New1             500          16,486
                                                                   ----------
                                                                       23,044
                                                                   ----------

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (CONT'D)--OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES        VALUE
                                                       ------      ----------
COMMON STOCKS (CONT'D)
SEMICONDUCTOR EQUIPMENT AND PRODUCTS (17.1%)
    Disco Corp.                                           860      $   81,049
    Rohm Co., Ltd.                                        310          78,106
    Murata Manufacturing Co., Ltd.                        500          59,806
    Tokyo Electronics, Ltd.                               780          61,008
    Tokyo Seimitsu Co., Ltd.                              630          44,429
                                                                   ----------
                                                                      324,398
                                                                   ----------
SOFTWARE (4.4%)
    Konami Co., Ltd.                                      980          82,574
                                                                   ----------
SPECIALITY RETAIL (0.8%)
    JAC Co., Ltd.                                         740          14,300
                                                                   ----------
WIRELESS TELECOMMUNICATION SERVICES (1.3%)
    NTT DoCoMo, Inc.                                        1          24,637
                                                                   ----------
TOTAL COMMON STOCKS (Cost $1,418,144)                               1,862,480
    RBB Money Market Portfolio (Cost $6,627)            6,627           6,627
                                                                   ----------
TOTAL INVESTMENTS AT VALUE (99.2%) (Cost $1,424,771 2)              1,869,107
OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)                           14,979
                                                                   ----------
NET ASSETS (100.0%)                                                $1,884,086
                                                                   ==========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------

1 Non-income  producing  security.
2 Cost for  federal  income tax  purposes is  $1,429,661.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments at value (Cost $1,424,771)                   $1,869,107
  Dividends and interest receivable                             4,641
  Receivable from investment adviser                            2,205
  Prepaid expenses and other assets                            16,517
                                                           ----------
    Total Assets                                            1,892,470
                                                           ----------
LIABILITIES
  Administrative services fee payable                           3,110
  Directors fee payable                                           377
  Accrued expenses payable                                      4,897
                                                           ----------
    Total Liabilities                                           8,384
                                                           ----------
NET ASSETS
  Capital Stock, $0.001 par value                               $ 116
  Paid in capital                                            (936,807)
  Accumulated net realized gain from investments            2,376,250
  Net unrealized appreciation/depreciation from
    investments and foreign currency related items            444,527
                                                           ----------
    Net Assets                                             $1,884,086
                                                           ==========
    Shares outstanding
                                                              116,000
                                                           ----------
  NET ASSET VALUE, offering price and redemption price
    per share                                              $    16.24
                                                           ==========

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends                                                   $    39,422
    Interest                                                          2,888
    Foreign Taxes Withheld                                           (5,913)
                                                                -----------
      Total investment income                                        36,397
                                                                -----------
EXPENSES:
    Investment Advisory Fees                                        145,276
    Administrative Services Fees                                     32,300
    Registration Fees                                                18,888
    Printing Fees                                                    14,129
    Audit Fees                                                       12,900
    Interest Expense                                                  1,830
    Insurance Expense                                                 1,624
    Directors Fees                                                    1,588
    Legal Fees                                                        1,230
    Transfer Agent Fees                                              (4,129)
    Miscellaneous Expense                                             1,311
                                                                -----------
                                                                    226,947
    Less: fees waived, expenses reimbursed and
      transfer agent offsets                                        (61,860)
                                                                -----------
      Total expenses                                                165,087
                                                                -----------
       Net investment loss                                         (128,690)
                                                                -----------


NET REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
    Net realized  and  unrealized  gain  (loss)
      from  investments  and  foreign
      currency related items:
    Net realized gain from investments                            3,986,742 1
    Net realized loss from foreign
      currency related  transactions                                (14,379)
    Net realized forward foreign currency
      loss                                                         (448,596)
    Net change in unrealized depreciation from
      investments                                                (6,869,483)
    Net change in unrealized  appreciation  from foreign
      currency translations                                          42,441
                                                                -----------
    Net realized and unrealized loss from
      investments and foreign currency related items             (3,303,275)
                                                                -----------
    Net decrease in net assets resulting from
      operations                                                $(3,431,965)
                                                                -----------

1 On October 13, 2000, the portfolio had a redemption in-kind with total proceeds in the amount of $2,945,341. The net realized gain on transaction of $1,061,422 will not be realized for tax purposes.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE              FOR THE
                                                               YEAR ENDED           YEAR ENDED
                                                            OCTOBER 31, 2000     OCTOBER 31, 1999
                                                            ----------------     ----------------
FROM OPERATIONS:
  Net investment loss                                         $   (128,690)        $    (60,880)
  Net realized gain from investments                             3,986,742            1,015,178
  Net realized gain (loss) from foreign
    currency transactions                                          (14,379)              47,514
  Net realized foreign forward currency loss                      (448,596)            (474,212)
  Net change in unrealized appreciation (depreciation)
    from investments and foreign currency translations          (6,827,042)           7,495,443
                                                              ------------         ------------
  Net increase (decrease) in net assets
    resulting from operations                                   (3,431,965)           8,023,043
                                                              ------------         ------------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                             (14,982)             (14,953)
  Distributions from net realized gains                           (569,103)                   0
                                                              ------------         ------------
    Net decrease in net assets from dividends
      and distributions                                           (584,085)             (14,953)
                                                              ------------         ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                     100,000            8,937,279
  Reinvestment of dividends and distributions                      580,696                1,090
  Net asset value of shares redeemed                           (13,178,127)1            (24,692)
                                                              ------------         ------------
    Net increase (decrease) in net assets
      from capital share transactions                          (12,497,431)           8,913,677
                                                              ------------         ------------
    Net increase (decrease) in net assets                      (16,513,481)          16,921,767

NET ASSETS:
  Beginning of year                                             18,397,567            1,475,800
                                                              ------------         ------------
  End of year                                                 $  1,884,086         $ 18,397,567
                                                              ============         ============
UNDISTRIBUTED NET INVESTMENT INCOME:                          $          0         $     14,965
                                                              ============         ============

1 Includes redemption of $2,945,341 as a result of redemption in-kind on October
  13, 2000.

                 See Accompanying Notes to Financial Statements.

                                        9

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Year)
--------------------------------------------------------------------------------


                                                                       2000              1999            1998 1
                                                                      ------           -------           ------
PER-SHARE DATA
Net asset value, beginning of year                                    $27.74           $  9.13           $10.00
                                                                      ------           -------           ------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                         (1.11)            (0.09)            0.07
  Net gains (losses) from investments and foreign currency
    transactions (both realized and unrealized)                        (9.51)            18.79            (0.85)
                                                                      ------           -------           ------
      Total from investment activities                                (10.62)            18.70            (0.78)
                                                                      ------           -------           ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                                 (0.02)            (0.09)           (0.09)
  Distributions from net realized gains                                (0.86)             0.00             0.00
                                                                      ------           -------           ------
      Total dividends and distributions                                (0.88)            (0.09)           (0.09)
                                                                      ------           -------           ------
NET ASSET VALUE, END OF YEAR                                          $16.24           $ 27.74           $ 9.13
                                                                      ======           =======           ======
      Total return                                                    (39.83)%          206.60%           (7.84)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)                                $1,884           $18,398           $1,476
    Ratio of expenses to average net assets2                            1.27%             1.27%            1.25%
    Ratio of net income (loss) to average net assets                    (.97)%            (.85)%            .39%
    Decrease reflected in above operating expense ratios
      due to waivers/reimbursements                                     0.44%             1.40%            4.52%
Portfolio turnover rate                                                30.52%            70.37%           39.88%

--------------------------------------------------------------------------------

1 Commencement of operations November 1, 1997.
2 Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .02%, .02% and .00% for the years ended October 31, 2000, 1999 and 1998, respectively. The operating expense ratio after reflecting these arrangements was 1.25% for each of the years ended October 31, 2000, 1999 and 1998.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Institutional Fund, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and was incorporated under the laws of Maryland on May 13, 1992. The Fund currently offers seven managed investment Funds of which one is contained in this report. The Japan Growth Portfolio ("Japan Growth") is classified as a non-diversified open-end management investment company ("Portfolio").

   The investment objective for the Portfolio is to seek long-term growth of capital.

   The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. The Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   The books and  records  of the  Portfolio  are  maintained  in U.S.  dollars.
Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   The Portfolio invests in securities of foreign countries and governments (primarily Japan) which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation,

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks. In addition, focusing investment in a single country, such as Japan, involves increased risks.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   In order to fulfill redemption requests, the Portfolio transferred appreciated securites in the amount of $2,945,341 during the year. For purposes of generally accepted accounting principles ("GAAP"), this transaction is treated as a sale of securities and a gain is recognized based on the market value of the securities on the date of the in-kind transfer. For tax purposes, the securities transferred in-kind keep their original cost basis and no gains are recognized. The result is a permanent difference of $1,061,422 related to gains recognized on the books, but not for tax purposes.

   No provision is made for federal taxes as it is the Fund's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   The Portfolio may be subject to taxes imposed by countries in which it invests, with respect to the investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or capital gains are earned.

   Pursuant  to an  exemptive  order  issued  by  the  Securities  and  Exchange
Commission, each Portfolio, along with other Funds managed by Credit Suisse Asset Management LLC ("CSAM") can transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

collateral for repurchase agreements are held by the Portfolio's custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At October 31, 2000, the Portfolio was not invested in repurchase agreements.

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Portfolio has an arrangement with its transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense.

   For the year ended October 31, 2000, the Portfolio received credits or reimbursements under this arrangement of $3,121.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   CSAM, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group, serves as the Portfolio's investment adviser. For its investment advisory services, CSAM receives fees of 1.10% based on the Portfolio's average daily net assets:

   For the year ended October 31, 2000, investment advisory fees, voluntary waivers and reimbursements were as follows:


                                    GROSS                           NET           EXPENSE
    PORTFOLIO                   ADVISORY FEE      WAIVER       ADVISORY FEE    REIMBURSEMENTS
    ---------                   ------------      ------       ------------    --------------
    Japan Growth                  $145,276       $(40,818)       $104,458         $(2,205)

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect subsidiary of PNC Financial Services Group, Inc., serve as the Portfolio's co-administrators. For its administrative services, CSAMSI receives a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. For the year ended October 31, 2000, administrative services fees earned by CSAMSI were $13,207.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR-- (CONT'D)

   For its administrative services through July 31, 2000, PFPC received a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                       ANNUAL RATE
           ------------------------             --------------------------------
           First $250 million                   .12% of average daily net assets
           Next $250 million                    .10% of average daily net assets
           Next $250  million                   .08% of average daily net assets
           Over $750 million                    .05% of average daily net assets

   Effective August 1, 2000, for its administrative services, PFPC receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                       ANNUAL RATE
           ------------------------             --------------------------------
           First $500 million                   .11% of average daily net assets
           Next $1 billion                      .09% of average daily net assets
           Over $1.5 billion                    .07% of average daily net assets

   For the year ended October 31, 2000, administrative service fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:
                                                                        NET
    PORTFOLIO          CO-ADMINISTRATION FEE    WAIVER     CO-ADMINISTRATION FEE
    ---------          ---------------------    ------     ---------------------
    Japan Growth              $19,093          $(15,716)           $3,377

   In addition to serving as the Portfolio's co-administrator, CSAMSI served as the distributor of the Portfolio's shares until January 1, 2000. On January 1, 2000, Provident Distributors, Inc. ("PDI") replaced CSAMSI as distributor to the Portfolio. On August 1, 2000, CSAMSI replaced PDI as distributor to the
Portfolio. No compensation is payable by the Fund to PDI or CSAMSI for distribution services.

3. LINE OF CREDIT

   The Portfolio, together with other Funds advised by CSAM, have established a $350 million committed and a $75 million uncommitted, unsecured, line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Credit Facility, which is allocated among the participating Funds in such a manner as is determined by the governing Boards of the various Funds. In addition, the participating funds will pay interest on the borrowings at the Federal funds rate plus .50%. At October 31, 2000, there were no loans outstanding for any of the Funds.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

3. LINE OF CREDIT -- (CONT'D)

During the year ended October 31, 2000, the Portfolio had the following borrowings under the line of credit agreement:

                                         AVERAGE          MAXIMUM
                        AVERAGE DAILY    INTEREST       DAILY LOAN
    PORTFOLIO           LOAN BALANCE      RATE %        OUTSTANDING
    ---------           ------------      ------        -----------
    Japan Growth          $26,370         6.477%         $787,000

4. INVESTMENTS IN SECURITIES

   For the year ended October 31, 2000, purchases and sales of investment securities (excluding short-term investments) were $4,083,241 and $17,809,072, respectively.

   At October 31, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was $580,013 and $(140,567), respectively, with net unrealized appreciation of $439,446.

5. FORWARD FOREIGN CURRENCY CONTRACTS

   The Portfolio may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise from movements in the value of a foreign currency relative to the U.S. dollar and from the potential default of counterparties to the contracts. The Portfolio will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

   At October 31, 2000, there were no open forward foreign currency contracts in the Portfolio.

6. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue up to thirteen billion full and fractional shares of common stock of separate series having a $.001 par value per share.
Shares of seven series have been classified, one of which constitutes the interest in the Portfolio.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 2000
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS -- (CONT'D)

   Transactions in shares of the Portfolio were as follows:


                                                   FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                    OCTOBER 31, 2000     OCTOBER 31, 1999
                                                   ------------------   ------------------
Shares sold                                                3,152              502,690
Shares issued to shareholders on reinvestment of
  dividends and distributions                             18,295                  107
Shares redeemed                                         (568,663)              (1,237)
                                                        --------              -------
Net increase (decrease) in shares outstanding           (547,216)             501,560
                                                        ========              =======

7. RECLASSIFICATION OF COMPOSITION OF NET ASSETS

   At October 31, 2000, capital contributions, undistributed net investment income, accumulated net realized gain (loss) from security transactions and current period dividends and distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency, and foreign taxes on capital gains. The Portfolio reclassified $(128,707) from accumulated net investment loss to accumulated net realized gain on security transactions and foreign currency related items. Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.


8. PORTFOLIO NAME CHANGE

   At the Board Meeting on May 1, 2000, the Board of Directors voted to rename the Warburg, Pincus Institutional Fund, Inc. As of May 11th, 2000 the Fund ceased to be named the Warburg, Pincus Institutional Fund, Inc. and is named the Credit Suisse Institutional Fund, Inc. There will be no name changes to the individual Portfolios contained within this report.


9. SUBSEQUENT EVENT

   This Portfolio ceased all operations effective December 13, 2000 and liquidated all its shares as of this date.

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
CREDIT SUISSE INSTITUTIONAL FUND, INC.:


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects the financial position of the Japan Growth Portfolio (the "Fund"), a portfolio of the Credit Suisse Institutional Fund, Inc. at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Two Commerce Square
2001 Market Street
Philadelphia, Pennsylvania
December 15, 2000

CREDIT SUISSE INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
SHAREHOLDER TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

   The Portfolio is required by Subchapter M of the Code to advise its shareholders within 60 days of its fiscal year end as to the U.S. federal tax status of dividends and distributions received by its shareholders in respect of such fiscal year. During the fiscal year ended October 31, 2000, the following dividends and distributions per share were paid by the Portfolio:


                                       ORDINARY          FOREIGN SOURCE       FOREIGN TAXES
                                        INCOME               INCOME          PAID OR WITHHELD
FUND                                   PER SHARE           PER SHARE            PER SHARE
----                                   ---------         --------------      ----------------
     PAYMENT DATE                      12/07/99
                                       --------
Japan Growth Portfolio                  0.8811               0.0047               0.0067

   The above information was provided to calendar year taxpayers via Form 1099-DIV mailed in January of 2000. Because the fiscal year of the Portfolio is not a calendar year, another notification will be sent with respect to calendar year 2000. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2001.

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                               [GRAPHICS OMITTED]

                         CREDIT SUISSE ASSET MANAGEMENT

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                            800-222-8977
CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR        CSJPG-2-1000